Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the filing of the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004 (the “Report”) by CapSource Financial, Inc. (“Registrant”), I, Steven J. Kutcher, the person performing the function of Chief Financial Officer of the Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

    1.        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

    2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

DATE: November 15, 2004	By: /s/ Steven J. Kutcher
Name: Steven J. Kutcher Person performing the function of Chief Financial Officer